SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2008

TELEPHONE AND DATA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois		60602
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (312) 630-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Entry into a Material Definitive Agreement; Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers

This Form 8-K is being filed to provide information with respect to the amendment and/or adoption of the following documents with respect to officers of Telephone and Data Systems, Inc. (“TDS”) that are specified in paragraph (e) of Item 5.02 of Form 8-K:

1.                                       Third Amendment to 2004 Long-Term Incentive Plan

On December 30, 2008, TDS approved the Third Amendment to the TDS 2004 Long-Term Incentive Plan.  The purpose of this amendment was to amend the plan to comply with certain requirements of Section 409A of the Internal Revenue Code (“Section 409A”), which governs non-qualified deferred compensation arrangements (including certain equity arrangements), and make certain other changes.  A copy of this amendment is filed herewith as Exhibit 10.1.

2.                                       Form of Corporate Officer Long-Term Incentive Plan Restricted Stock Unit Award Agreement

This form provides for the award of restricted stock units with respect to TDS Special Common Shares to corporate officers of TDS and was previously filed as Exhibit 10.2 to TDS’ Current Report on Form 8-K dated August 26, 2008.  This form was amended by TDS on December 22, 2008 to reflect requirements of Section 409A.  A copy of the amended form is filed herewith as Exhibit 10.2. In addition, technical adjustments of a similar nature were made to outstanding restricted stock unit award agreements for retirement-eligible employees, including LeRoy T. Carlson, who is a named executive officer.

3.                                       Amendment to Retention Agreement between TDS and Kenneth R. Meyers dated December 4, 2006

The Retention Agreement was previously filed as Exhibit 99.3 to TDS’ Current Report on Form 8-K dated November 30, 2006.  This agreement was amended on December 22, 2008 to reflect requirements of Section 409A.  A copy of this amendment is filed herewith as Exhibit 10.3.

4.                                       Amendment to Deferred Compensation Agreement between TDS and Kenneth R. Meyers dated December 26, 2006

The Deferred Compensation Agreement was previously filed as Exhibit 99.1 to TDS’ Current Report on Form 8-K dated January 1, 2007. This agreement was amended on December 22, 2008 to reflect requirements of Section 409A.  A copy of this amendment is filed herewith as Exhibit 10.4.

5.                                       TDS Bonus Deferral and Stock Unit Match Program and Election Form

The TDS Bonus Deferral and Stock Unit Match Program 2008 Bonus Year and Election Form for TDS Bonus Deferral and Stock Unit Match Program 2008 Bonus Year were previously filed as Exhibits 10.1 and 10.2 to TDS’ Current Report on Form 8-K dated December 10, 2007.   The TDS Bonus Deferral and Stock Unit Match Program documentation to be utilized on a prospective basis was revised and adopted by TDS on December 22, 2009 and reflects the requirements of Section 409A.  A copy of such TDS Bonus Deferral and Stock Unit Match Program documentation, including the Election Form, is filed herewith as Exhibit 10.5.  In addition, technical adjustments of a similar nature were made to arrangements governing prior deferrals subject to section 409A.

The foregoing descriptions are qualified by reference to the amendments and forms of documents which are attached hereto as Exhibits and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.

(Registrant)

Date:  December 30, 2008

By:	/s/ Douglas D. Shuma
Douglas D. Shuma
Senior Vice President and Corporate Controller

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description

10.1	Third Amendment to TDS 2004 Long-Term Incentive Plan

10.2	Form of Corporate Officer Long-Term Incentive Plan Restricted Stock Unit Award Agreement

10.3	Amendment to Retention Agreement between TDS and Kenneth R. Meyers

10.4	Amendment to Deferred Compensation Agreement between TDS and Kenneth R. Meyers

10.5	Form of TDS Bonus Deferral and Stock Unit Match Program documentation, including Election Form